Investor Presentation AUGUST 3, 2022

Forward Looking Statements This investor presentation contains statements reflecting our views about the future performance of Hostess Brands, Inc. and its subsidiaries (referred to as “Hostess Brands” or the “Company”) that constitute “forward-looking statements” that involve substantial risks and uncertainties. Forward-looking statements are generally identified through the inclusion of words such as “believes,” “expects,” “intends,” “estimates,” “projects,” “anticipates,” “will,” “plan,” “may,” “should,” or similar language. Statements addressing our future operating performance and statements addressing events and developments that we expect or anticipate will occur are also considered forward-looking statements. All forward looking statements included herein are made only as of the date hereof. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include, but are not limited to; our ability to maintain, extend or expand our reputation and brand image; failing to protect our intellectual property rights; our ability to leverage our brand value to compete against lower-priced alternative brands; our ability to correctly predict, identify and interpret changes in consumer preferences and demand and offering new products to meet those changes; our ability to operate in a highly competitive industry; our ability to maintain or add additional shelf or retail space for our products; our ability to continue to produce and successfully market products with extended shelf life; our ability to successfully integrate, achieve expected synergies and manage our acquired businesses and brands; our ability to drive revenue growth in our key products or add products that are faster-growing and more profitable; volatility in commodity, energy, and other input prices and our ability to adjust our pricing to cover any increased costs; the availability and pricing of transportation to distribute our products; our dependence on our major customers; our geographic focus could make us particularly vulnerable to economic and other events and trends in North America; consolidation of retail customers; increased costs to comply with governmental regulation; general political, social and economic conditions; increased healthcare and labor costs; the fact that a portion of our workforce belongs to unions and strikes or work stoppages could cause our business to suffer; product liability claims, product recalls, or regulatory enforcement actions; unanticipated business disruptions; dependence on third parties for significant services; inability to identify or complete strategic acquisitions; our insurance not providing adequate levels of coverage against claims; failures, unavailability, or disruptions of our information technology systems; departure of key personnel or a highly skilled and diverse workforce; and our ability to finance our indebtedness on terms favorable to us; and other risks as set forth under the caption “Risk Factors” from time to time in our Securities and Exchange Commission filings. The long-term algorithms contained in this presentation are goals that are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and are based on assumptions with respect to future actions which are subject to change. Industry and Market Data In this Investor Presentation, Hostess Brands relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Hostess Brands obtained this information and statistics from third-party sources, including reports by market research firms, such as Nielsen. Prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. Hostess Brands has supplemented this information where necessary with information from discussions with Hostess customers and its own internal estimates, taking into account publicly available information about other industry participants and Hostess Brands’ management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures Adjusted gross profit, adjusted gross margin, adjusted operating income, adjusted net income, adjusted net income margin, adjusted diluted shares and adjusted EPS collectively referred to as “Non-GAAP Financial Measures,” are commonly used in the Company’s industry and should not be construed as an alternative to net revenue, gross profit, operating income, net income, net income attributed to Class A stockholders, diluted shares outstanding or earnings per share as indicators of operating performance (as determined in accordance with GAAP). These Non-GAAP financial measures exclude certain items included in the comparable GAAP financial measure. This Investor Presentation also includes non-GAAP financial measures, including earnings before interest, taxes, depreciation, amortization and other adjustments to eliminate the impact of certain items that we do not consider indicative of our ongoing performance (“Adjusted EBITDA”) and Adjusted EBITDA Margin. Adjusted EBITDA Margin represents Adjusted EBITDA divided by adjusted net revenues. Hostess Brands believes that these Non-GAAP Financial Measures provide useful information to management and investors regarding certain financial and business trends relating to Hostess Brands’ financial condition and results of operations. Hostess Brands’ management uses these Non-GAAP Financial Measures to compare Hostess Brands’ performance to that of prior periods for trend analysis, for purposes of determining management incentive compensation, and for budgeting and planning purposes. Hostess Brands believes that the use of these Non-GAAP Financial Measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Hostess Brands does not consider these Non-GAAP Financial Measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore Hostess Brands’ Non-GAAP Measures may not be directly comparable to similarly titled measures of other companies. The Company does not provide a reconciliation of the forward-looking information to the most directly comparable GAAP measures because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Totals in this Investor Presentation may not add up due to rounding. 2 Disclaimer

Key Takeaways 3  Strong topline momentum with 16.8% organic net revenue growth during the quarter reflecting higher price/mix and volumes  15.6% Hostess Brands’ point-of-sale growth in Sweet Baked Goods and 25.0% Voortman® branded growth in Cookies*  Executed previously announced pricing actions to mitigate ongoing cost inflation and supply chain fragility  Raising full-year revenue guidance reflecting a strong first half and continued growth momentum  Ramping up advertising investments to support the launch of first national video campaign in over a decade *Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category and Cookie Category. Point of Sale, 13 weeks ending 7/2/22 vs comparable prior year period.

10th Consecutive Quarter of 9+% Net Revenue Growth Double-digit growth in each of the last 5 quarters Adjusted Net Revenue is a non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. Quarterly Adjusted Net Revenue Growth 9.3% 9.1% 14.8% 18.1% 9.0% 10.8% 10.4% 16.1% 25.1% 16.8% Q1 '20 Q2 '20 Q3' 20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 4

5 Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. 16.8% Net Revenue Growth in Challenging Environment $68.4 $68.9 Q2 2021 Q2 2022 $291.5 $340.5 Q2 2021 Q2 2022 Net Revenue (in millions) Adjusted EBITDA (in millions) $0.23 $0.22 Q2 2021 Q2 2022 Adjusted EPS Continued EBITDA growth demonstrates resilience

Three Months Ended Six Months Ended June 30, Change June 30, Change ($ in millions) 2022 2021 $ % 2022 2021 $ % Sweet Baked Goods $303.5 $262.5 $41.0 15.6% $599.8 $500.2 $99.6 19.9% Cookies 37.0 29.0 8.0 27.6% 72.7 56.7 16.0 28.2% Total Net Revenue $340.5 $291.5 $49.0 16.8% $672.5 $556.9 $115.6 20.8% 6 Revenue Growth Driven by Hostess® and Voortman® 15+% organic growth across our portfolio of sweet baked goods and cookies

Both Price/Mix and Volume Driving Revenue Growth * Primarily to offset higher inflation 7 Continued volume growth despite incremental pricing driven by solid consumer demand 16.8% Organic Net Revenue Growth 13.8% Growth Net Revenue Net Revenue $340.5 million 3.0% Growth$291.5 million

$394 $456 $37 $46 Q2 2021 Q2 2022 Continued POS Dollar Growth Across Portfolio 8 Outstanding execution drives point-of-sale growth in the Sweet Baked Goods and Cookie categories 19.5% 19.9% Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category and Cookie Category. Point of Sale, 13 weeks ending 7/3/21 and 7/2/22. 25.0% 15.6% Point-of-Sale Growth growth growth Cookies Sweet Baked Goods (in millions)

15.2% 5.4% 16.1% 19.8% 9 15+% Single-Serve and Multi-Pack POS Growth in Q2 Multi-Pack Point-of-Sale Single-Serve Point-of-Sale Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Q2 2022 – 13 weeks ended 7/2/2022 and prior year comparable periods. Q2 2021 Q2 2022 Single-serve 2 year stacked growth 35.9% Multi-pack 2 year stacked growth 20.6% Uniquely positioned to drive both at-home and immediate consumption occasions Q2 2021 Q2 2022 26.7%

Q2 ‘21 Q2 ‘22 10 Holding Market Share in Volatile Market Environment Market Share (13 weeks) Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of sale and share changes for the 13 weeks ended 7/2/2022 vs. the comparable prior year period. POS $ up 15.6% & Units up 2.8%, Growing Unit Share of SBG Category by +70bps! Breakfast POS up 22.1%, Growing Market Share of Sub- category by +100bps! 21.8% 21.7%

Consistent Track Record of Market Share Gains 11 Outstanding execution drives POS growth and expanding market share in Sweet Baked Goods category Market Share (52 Weeks) 18.4% 19.1% 19.5% 20.4% 21.7% 2018 2019 2020 Point-of-Sale (52 weeks, in millions) $1,168 $1,226 $1,318 $1,425 $1,702 2018 2019 2020 20212021 Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of Sale and Market Share, 52 weeks ending 7/7/18, 7/6/19, 7/4/20, 7/3/21, and 7/2/22. Prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess (2018). 2022 2022

Consolidated Financial Results 12 Delivering double-digit net revenue growth for the quarter and year-to-date Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” in the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. Three Months Ended Six Months Ended June 30, Change June 30, Change ($ in millions, except per share data) 2022 2021 $ % 2022 2021 $ % Net Revenue $340.5 $291.5 $49.0 16.8% $672.5 $556.9 $115.6 20.8% Adjusted Gross Profit $112.8 $105.3 $7.5 7.1% $228.6 $200.8 $27.8 13.8% Adjusted Gross Margin 33.1% 36.1% (299bps) 34.0% 36.1% (207bps) Adjusted Operating Income $51.7 $54.2 $(2.5) (4.6%) $113.5 $101.2 $12.3 12.2% Adjusted EBITDA $68.9 $68.4 $0.5 0.7% $146.3 $130.8 $15.5 11.9% Adjusted EBITDA Margin 20.2% 23.5% (323bps) 21.8% 23.5% (174bps) Adjusted EPS $0.22 $0.23 $(0.01) (4.3%) $0.49 $0.43 $0.06 14.0%

Raising Full-Year 2022 Revenue Guidance ($ in millions, except EPS) Updated Guidance Previous Guidance Net Revenue Growth At least 15% At least 12% Adjusted EBITDA Towards the higher end of $280 – $290 Towards the higher end of $280 – $290 Adjusted EPS $0.93 - $0.98* $0.93 - $0.98* Capital Expenditures $120 – $140 (Including Capacity Expansion) $120 - $140 (Including Capacity Expansion) Income Tax Rate 27% 27% Weighted Average Shares Outstanding 138.5 – 139.5 million 139 – 140 million 13 Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures. The Company does not provide a reconciliation of forward-looking financial expectations to the most directly comparable GAAP financial measure because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation; including adjustments that could be made for deferred taxes; remeasurement of the tax receivable agreement, transformation expenses and other non-operating gains or losses reflected in the Company's reconciliation of historic non- GAAP financial measures, the amount of which could be material. Please refer to the Reconciliation of Non-GAAP Financial Measures included in the Appendix for further information about the use of these measures.

Bouncers Innovation Launching in 2H 2022 with strong retailer reception Targeted at the fast-growing lunchbox occasion Strong Innovation in Targeted Consumer Occasions Continued great momentum of recent innovation across morning sweet start and afternoon sharing occasions 14

Brand Activation is Helping Fuel Consumer Interest Increasing top-of-mind awareness and consideration 15 With new content and consumer product reviews across digital platforms Driving Social Engagement Over 1.6 Billion Earned Impressions in Q2 Building Impactful E-Commerce Presence Continuing High ROI Marketing Investments

Executing on Key Capital Allocation Priorities 16 Flexibility to invest in growth and generate shareholder value 4.0x** 3.3x Support Core Growth Targeted M&A Return Capital to Shareholders Maintain Targeted Net Leverage 3.0x – 4.0x Capex of $41.9M YTD ‘22, including investment in new bakery to support continued growth Net Leverage of 3.0x at end of Q2 ‘22 Growth-oriented branded targets, that expand our capabilities in snacking universe $48.5M share repurchases executed YTD ‘22 1 2 3 4

Key enablers of our differentiated growth Our BUSINESS MODEL is best-in-class Our INNOVATION & MARKETING are gaining momentum Our business sits in GROWING SPACES 1 2 3 Catapulting Into the Next Phase of Organic Growth 17 Learn more about our long-term growth story outlined at our recent Investor Day using this QR Code

Attractive Long-Term Growth Algorithm Recent Investor Day unveiled a leading sales and profit growth algorithm Long-term Growth Algorithm to Deliver Top-Tier Shareholder Returns Mid-Single Digit Organic Revenue Growth 5-7% EBITDA Growth 7-9% EPS Growth See "Forward Looking Statements." EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock compensation. See “Use of Non-GAAP Financial Measures.” 18

Appendix

Non-GAAP Reconciliations

	Three Months Ended June 30, 2022						Three Months Ended June 30, 2021					
	Gross Profit	Gross Margin	Operating Income	Net Income	Net Income Margin	Diluted EPS	Gross Profit	Gross Margin	Operating Income	Net Income	Net Income Margin	Diluted EPS
GAAP results	$ 112.7	33.1%	$ 51.0	$ 30.5	9.0%	$ 0.22	$ 105.1	36.1%	$ 53.1	$ 29.8	10.2%	$ 0.21
Non-GAAP adjustments:												
Foreign currency remeasurement	-	-	-	(0.5)	(0.2)	-	-	-	-	(0.1)	-	-
Project consulting costs (1)	-	-	0.6	0.6	0.2	-	-	-	-	-	-	-
Change in fair value of warrant liabilities	-	-	-	-	-	-	-	-	-	0.5	0.2	-
Other (2)	0.1	-	0.1	0.2	-	-	0.2	-	1.1	2.2	0.6	0.02
Discrete income tax expense	-	-	-	(0.1)	-	-	-	-	-	-	-	-
Tax impact of adjustments	-	-	-	(0.1)	-	-	-	-	-	(0.3)	(0.1)	-
Adjusted Non-GAAP results	$ 112.8	33.1%	$ 51.7	30.5	9.0	$ 0.22	$ 105.3	36.1%	$ 54.2	32.2	10.9	$ 0.23
Income tax				11.4	3.3					12.1	4.3	
Interest expense				9.7	2.9					10.0	3.4	
Depreciation & amortization				14.6	4.2					12.5	4.3	
Share-based compensation				2.6	0.8					1.6	0.6	
Adjusted EBITDA				$ 68.9	20.2%					$ 68.4	23.5%	

1. Project consulting costs are included in general and administrative on the condensed consolidated statement of operations.
2. In 2022, costs related to certain corporate initiatives, which includes $0.1 million of accelerated depreciation. In 2021, costs related to certain corporate initiatives, of which $0.2 million is included in cost of goods sold, $0.9 million is included in general and administrative expenses and $1.1 million is included in other non-operating expenses.

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21 Non-GAAP Reconciliations 1. Project consulting costs are included in general and administrative on the condensed consolidated statement of operations. 2. In 2022, costs related to certain corporate initiatives, which includes $0.1 million of accelerated depreciation. In 2021, costs related to certain corporate initiatives, of which $0.2 million is included in cost of goods sold, $0.9 million is included in general and administrative expenses and $1.3 million is included in other non-operating expenses.